Exhibit 99

Slide Presentation of Greater Bay Bancorp as of September 30, 2004

Keefe, Bruyette & Woods

Investor Meeting

October 27, 2004

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’s results of operations and the quality of the Company’s earning assets; (2) any difficulties that may be encountered in consolidating the bank subsidiaries and in realizing operating efficiencies; (3) government regulation; and (4) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Page 2 | G R E A T E R B A Y B A N C O R P

Table of Contents

I. Overview of Greater Bay Bancorp

II. Recent Developments

III. Financial Highlights

IV. Looking Forward: Our Strategy for 2004 and Beyond

V. Investment Rationale

VI. Appendix

Page 3 | G R E A T E R B A Y B A N C O R P

Overview of Greater Bay Bancorp

Company Snapshot – September 30, 2004

Company Name Greater Bay Bancorp

Nasdaq NM GBBK

Common Shares Outstanding 50.9 million

Market Value (1) $1.6 billion

Assets $7.1 billion

LTM Net Income $93.3 million

Q3 2004 Net Income $22.5 million

Common Equity $648.0 million

Preferred Equity:

Convertible Preferred $91.9 million

(1) Calculated using closing price of GBBK common stock on 10/20/04.

Page 5 | G R E A T E R B A Y B A N C O R P

Experienced Senior Management Team

Position	Name	Years Experience
President and Chief Executive Officer	Byron A. Scordelis	25+
Chief Financial Officer	James Westfall	25+
Chief Information Officer	Gregg Johnson	25+
Chief Risk Officer	Kenneth Shannon	20+
Chief Administrative Officer	Kimberly Burgess	30+
EVP, Human Resources	Peggy Hiraoka	25+
Community Bank Presidents		20+ avg.
GBBK Board of Directors		20+ avg.
19 diversified and seasoned directors		
Strategic Development Board of Directors		20+ avg.
65 diversified and seasoned directors		

Page 6 | GREATER BAY BANCORP

Franchise Overview

Regional Community Banking

Formed in late 1996 with the merger of Cupertino National Bancorp and Mid-Peninsula Bancorp.

Currently the largest independent community bank holding company headquartered in Northern California with assets of $7.1 billion, loans of $4.5 billion and deposits of $5.2 billion.

Diversified financial services company offering a full range of products and services.

Page 7 | G R E A T E R B A Y B A N C O R P

Franchise Overview

Unique characteristics of GBBK as a Regional Community Bank:

Maintains strong community involvement in order to fully understand clients’ business and personal needs.

Local people in local markets making local decisions based upon local knowledge.

Opportunistic and strategic acquirer of financial services companies.

In February 2004, subsidiary banks were consolidated into a single national charter, but continue to maintain local names and community identities.

Eleven community bank “dba’s” with 40 offices in 8 counties located throughout the San Francisco Bay Area.

Page 8 | G R E A T E R B A Y B A N C O R P

Acquisition Strategy - “Ring the Bay”

Greater Bay now has a presence in all of the key sub-markets of the San Francisco Bay Area

1996

2004

Page 9 | G R E A T E R B A Y B A N C O R P

Successful Acquisition Strategy

14 acquisitions completed since formation, adding $3.5 billion in assets and extending market reach throughout the San Francisco Bay Area

Date Seller Assets At Acquisition

12/97 Peninsula Bank of Commerce $ 200

05/98 Golden Gate Bank $ 150

08/98 Pacific Business Funding $ 15

05/99 Bay Area Bank $ 200

10/99 Bay Bank of Commerce $ 200

01/00 Mt. Diablo National Bank $ 250

05/00 Coast Commercial Bank $ 400

07/00 Bank of Santa Clara $ 400

10/00 Bank of Petaluma $ 200

11/00 The Matsco Companies $ 285

03/01 CAPCO Financial Company, Inc. $ 15

12/01 San Jose National Bank $ 680

03/02 ABD Insurance and Financial Services N/A(1)

07/03 Sullivan & Curtis Insurance Brokers N/A(2)

(1) Gross annual revenues of $110 million

(2) Gross annual revenues of approximately $10 million

Page 10 | G R E A T E R B A Y B A N C O R P

Business Lines

Diversified Financial Services Provider

Total Assets: $7.1 Billion

Regional Banking

Insurance

Specialty Finance

Wealth Management

Single Bank with 11 DBA’s

40 Offices

Local Client Decision Making

Local Management and Board

Assets of $5.8 Billion

Trust

Private Banking

Assets Under Management of $0.7 Billion

Premiums > $1 Billion

Annual revenues of approx. $125 Million

Offering P&C, D&O, Employee Benefits, Risk Management Services

No Underwriting Risk

International/Trade Finance

Leasing

Factoring

Asset Based Lending

SBA Lending

Assets of $1.3 Billion

Page 11 | G R E A T E R B A Y B A N C O R P

Recent Developments

Recent Developments

Completed $240 million offering of zero coupon senior convertible contingent debt securities (“CODES”) in Q1.

Share Repurchase Plan of up to $70 million in common stock – approximately $10.8 million available to repurchase under the plan as of September 30, 2004.

Legal charter consolidation effective February 1, 2004.

Operational consolidation underway – approximately an 18 month process.

Continued enhancement of enterprise-wide risk management processes with a focus on Sarbanes-Oxley compliance.

Page 13 | G R E A T E R B A Y B A N C O R P

Charter Consolidation

September / October 2003	October 2003		January 2004	February	
Approved by GBBK and subsidiary banks	Public announcement	Application Process (45-60 days)	Final approval of application	Legal charter consolidation	Integration / Consolidation (Approx. 18 months)

Potential Benefits

- Greater efficiency
- Maintain community presence and relationships
- Optimize resource allocation
- Enhance product development
- Improve relationship pricing
- Enhance risk management
- Reduce operational / regulatory complexity

Page 14 | GREATER BAY BANCORP

ABD Insurance and Financial Services

Acquired ABD Insurance and Financial Services (currently the 17th largest insurance brokerage agency in the country(1)) in March 2002.

Diversified and highly respected provider of property and casualty, employee benefits, and risk management services.

Locations in key California markets and recent expansion into the Pacific Northwest.

Very successful partnership that has improved non-interest income from 12% to nearly 40%.

Contributed $117.5 million in insurance fee income for full year 2003 and $100.8 million for the first nine months of 2004.

(1) Source: Business Insurance Magazine – July 2004

Page 15 | G R E A T E R B A Y B A N C O R P

Significant Growth in Insurance Income

$33.3 $32.9 $34.6 $27.7 $31.2 $27.9 $30.6 $23.7 $26.4 $27.6

24.0% 28.2% 27.8% 28.2% 21.5% 18.4% 19.8% 25.3% 24.1% 26.8%

$0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0

Jun-02

Sep-02

Dec-02

Mar-03

Jun-03

Sep-03

Dec-03

Mar-04

Jun-04

Sep-04

Ins. Fee Inc ($mm)

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

Ins. Fee Inc / Total Rev.

Insurance Fee Income

Insurance Fee Income / Total Revenues

Page 16 | G R E A T E R B A Y B A N C O R P

Financial Highlights

Q3 2004 Financial Highlights

Net Income—$22.5 million for Q3 and $71.8 million for the first nine months of 2004

Fully Diluted EPS—$0.40 for Q3 and $1.26 for the first nine months of 2004

Return on Average Assets—1.20% for Q3 and 1.27% for the first nine months of 2004

Return on Average Tangible Assets(1)—1.24% for Q3 and 1.31% for the first nine months of 2004

Return on Average Common Equity—13.90% for Q3 and 14.72% for the first nine months of 2004

Return on Average Tangible Equity(2)—17.38% for Q3 and 18.41% for the first nine months of 2004

(1) Average tangible assets includes total assets, less average goodwill and intangibles of $220.5 million for Q3 and $222.5 million YTD

(2) Average tangible equity includes average convertible preferred stock of $92.0 million and excludes average intangibles of $220.5 million QTD and $222.5 million YTD

Page 18 | G R E A T E R B A Y B A N C O R P

Q3 2004 Financial Highlights

Loan Growth – $26.7 million during the quarter reflected as:

Increases in the real estate construction and land portfolio of $44.4 million and in the specialty finance portfolio of $29.0 million, which includes an $8.7 million increase in SBA loans.

Partially offset by declines in other commercial loans of $18.7 million, in term real estate of $11.4 million, and in consumer loans of $18.5 million.

Non-Interest Income – $47.8 million or 40% of total revenue for Q3 and $141.9 million – 39% for the first nine months of 2004.

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Interest Rate Risk and Net Interest Margin

Balance sheet position is modestly asset sensitive.

Q3 net interest margin declined 2 basis points

Increase in earning asset yields of 18 basis points less a corresponding 12 basis point increase in related funding costs.

Change in accounting – time shift in loan fee income recognition – 8 basis point reduction.

Page 20 | G R E A T E R B A Y B A N C O R P

Net Interest Margin

Management in a Volatile Environment

(1) Average NIM YTD

4.36% (1) 5.50% 5.29% 5.56% 4.86% 4.52% 4.20% 4.75% 7.75% 8.50% 9.50% 5.00% 4.25% 4.00% 2% 4% 6%

8%

10%

12/98

12/99

12/00

12/01

12/02

12/03

09/04

GBBK’s Avg. Margin

Prime Rate

Page 21 | G R E A T E R B A Y B A N C O R P

Non-Interest Income (1)

(1) As a result of the ABD acquisition in March 2002, the Company’s 2002 results included 10 months of insurance commissions and fees totaling $88.5 million with a full year in 2003. There were no such insurance commissions and fees in 2001.

Non-Interest Income as % of Total Income

12.7%

31.0%

36.5%

39.5%

2001

2002(1)

2003

YTD 2004

Page 22 | G R E A T E R B A Y B A N C O R P

Credit Quality

Reported credit metrics remain satisfactory.

Non-performing assets have declined 4% since year end 2003.

Charge-offs YTD 2004 are low at 0.39% of annualized loans.

Portfolio retains inherent lumpiness as movements in larger credits continue to influence these measures.

Current outstandings in the non-relationship SNC portfolio have been reduced to less than $4 million.

Continued attention to relationship-based business, portfolio concentrations, and discipline in underwriting remain at the core of our credit culture.

Page 23 | G R E A T E R B A Y B A N C O R P

Credit Quality

NON-PERFORMING ASSETS

($ in millions) Q3 2004 Q4 2003 Variance

Commercial $ 14.4 $ 14.4 $ 0.0

Real Estate Term and Construction/Land 26.5 17.1 9.4

SBA 2.6 4.8 (2.2)

Shared National Credits 1.1 12.7 (11.6)

Venture Banking Group 3.4 3.5 (0.1)

Specialty Finance 11.3 8.6 2.7

Other 0.0 0.6 (0.6)

Total Non-Performing Loans $ 59.3 $ 61.7 $ (2.4)

OREO 0.0 0.0 0.0

Total Non-Performing Assets $ 59.3 $ 61.7 $ (2.4)

Non-Performing Loans to Total Loans 1.31% 1.36%

Non-Performing Assets to Total Assets 0.83% 0.81%

Page 24 | G R E A T E R B A Y B A N C O R P

Credit Quality – Q3 2004

(1) Peer data as of June 30, 2004. Custom peer group defined by GBBK – see schedule A

(2) Annualized

2.64%

1.49%

GBBK

Peer (1)

Reserves/ EOP Loans

0.32%

0.25%

GBBK

Peer (1)

Net Charge Offs (2) / Average Loans

0.83%

0.39%

GBBK

Peer (1)

NPAs/ Total Assets

201%

284%

GBBK

Peer(1)

Reserves/ NPAs

Page 25 | G R E A T E R B A Y B A N C O R P

Credit Quality

Trends in the Level of Allowance and Charge-Offs

0.0%

0.5%

1.0%

1.5%

2.0%

2.5%

3.0%

Mar-01

Jun-01

Sep-01

Dec-01

Mar-02

Jun-02

Sep-02

Dec-02

Mar-03

Jun-03

Sep-03

Dec-03

Mar-04

Jun-04

Sep-04

Quarter Ending % of Loans

Annualized Net Charge-Off Rate

GBBK Allowance as % of Loans

Peer Allowance as % of Loans

Page 26 | G R E A T E R B A Y B A N C O R P

Credit Quality

Net Charge-Offs Peaked in 2002

-$10.0

$0.0

$10.0

$20.0

$30.0

$40.0

$50.0

$60.0

$ in millions

2001 $25.2 $0.7 $15.2 $11.4 -$2.4 $0.4

2002 $54.8 $17.5 $13.8 $13.5 $9.5 $0.5

2003 $31.6 $9.5 $10.1 $5.8 $5.3 $0.9

YTD 3Q04 Annualized $31.8 $7.5 -$1.0 $12.4 $1.3 $0.0

Total Matsco SNC Other C&I CRE & Construction Consumer

Page 27 | G R E A T E R B A Y B A N C O R P

Commercial Real Estate Loan Portfolio

Term Loans (9/30/04)

Construction Loans (9/30/04)

Total: $1,743.8MM

Total: $333.0MM

1-4 SFR 43%

Multifamily 21%

Office 15%

Industrial 8%

Self Storage 6%

Hotel/Motel 1%

Retail 2%

Other 4%

Office 36%

Retail 17%

Industrial 12%

Other RE 9%

Hotel/Motel 8%

R&D 5%

1-4 SFR 4%

Warehouse 4%

Multifamily 3%

Self Storage 2%

Page 28 | G R E A T E R B A Y B A N C O R P

Real Estate Term Loan Portfolio

By Owner Occupied (9/30/04)

By County (9/30/04)

Total: $1,743.8MM

Owner Occupied / Owner Operator 42%

Non-Owner Occupied 54%

SFR 4%

Santa Clara 38%

San Mateo 14%

Alameda 12%

San Francisco 7%

Santa Cruz 5%

Sonoma 5%

Other 5%

Monterey 2%

Marin 4%

Contra Costa 6%

Sacramento 1%

Solano 1%

Page 29 | G R E A T E R B A Y B A N C O R P

Real Estate Construction Loan Portfolio

By County (9/30/04)

By Owner Occupied (9/30/04)

Total: $333.0MM

Owner Occupied / Owner Operator 31%

Non-Owner Occupied 24%

SFR 45%

Santa Clara 34%

San Mateo 18%

San Francisco 11%

Alameda 10%

Santa Cruz 10%

Contra Costa 9%

Orange 2%

San Bernadino 1%

Riverside 1%

Other 3%

Marin 1%

Page 30 | G R E A T E R B A Y B A N C O R P

Capital Strength

GBBK (1) 9/30/04 Peer Group (2) 6/30/04 Top 75 Banks (3) 6/30/04 Minimum to be Well-Capitalized

Tangible Equity Ratio 7.56% 6.78% 6.55% N/A

Leverage Ratio 10.18% 8.16% 7.86% 5.00%

Tier I Risk Based Capital 12.98% 10.89% 10.55% 6.00%

Total Risk Based Capital 14.24% 13.21% 13.17% 10.00%

(1) Tangible Equity includes Common Shareholders’ Equity and Convertible Preferred Stock, less Goodwill and Other Intangibles.

(2) Peer group data as of June 30, 2004. Custom peer group defined by GBBK – see schedule A

(3) Top 75 banks by asset size at June 30, 2004

Page 31 | G R E A T E R B A Y B A N C O R P

Capital Management and Strength

All capital ratios of the Company and the Bank continue to substantially exceed regulatory well-capitalized guidelines.

Total tangible equity ratio is 7.56% up from 6.68% at Q2; increase reflected $18.4 million appreciation of AFS securities.

Share repurchase plan has approximately $10.8 million remaining – continually evaluate opportunities to buy back shares as a part of our capital management process.

Page 32 | G R E A T E R B A Y B A N C O R P

Looking Forward: Our Strategy for 2004 and Beyond

"The economy of the Bay Area took a major blow from the post-2000 downturn, and the damage received maximum publicity from a fascinated world."

McKinsey & Company/Bay Area Council
"Downturn and Recovery in Restoring Prosperity" Economic Profile
January 2004

Page 34 | GREATER BAY BANCORP

The Collapse of the “Bubble”…

CAGR (1995-02): 18%

CAGR (1985-95): 21%

Source: Economy.com; Compustat; Securities Data Corp.; McKinsey analysis

Average market capitalization of Bay Area companies

$ Billions

Bay Area IPOs

Average number of companies per year

652

1,277

2,214

1995-1998

1999-2000

2001-2002

21

32

41

7

1986-1990

1991-1995

1996-2000

2000-2002

Page 35 | G R E A T E R B A Y B A N C O R P

“The Bay Area has proven fairly resilient in the economic downturn. Several fundamental strengths remain in tact such as its highly skilled work force, global presence, and multi-faceted economy…(and) the Bay Area retains its core dynamism, and still has marked advantages over most other comparable regions in the country.”

McKinsey & Company/Bay Area Council

“Downturn and Recovery in Restoring Prosperity” Economic Profile

January 2004

Page 36 | G R E A T E R B A Y B A N C O R P

The Bay Area has Maintained its Impressive Productivity Lead During the Economic Downturn

Note: All figures are real. Regions are consolidated metropolitan areas. See appendix for definitions

Source: Bureau of Economic Analysis (BEA); Economy.com; McKinsey team analysis

2000 2002

Output per capita $ Thousands

CAGR

Percent

Bay Area Seattle Boise Austin Boston Houston New York Los Angeles U.S.

94% advantage

93% advantage

62.8 47.9 47.7 46.8 45.7 42.3 41.6 33.1

32.6

63.4

48.5

46.7

47.4

44

41.2

40.5

32.6

32.7

Page 37 | G R E A T E R B A Y B A N C O R P

AS A RESULT, BAY AREA HAS SIGNIFICANTLY INCREASED ITS SHARE OF FORTUNE 500 COMPANIES REVENUE

[ ] Number of companies

By geography

Share of Fortune 500 revenues of companies headquartered in these metros Percent

100% = $673.7 billion 2,152.3

Bay Area New York Los Angeles Houston Boston Seattle Austin/Boise*

15% [24]

47 [42]

13 [18]

11 [15]

7 [16]

7 [4]

0.7 [2]

20% [26]

45 [46]

9 [21]

10 [18]

5 [13]

7 [11]

4.0 [5]

Revenue Growth CAGR Percent

12% 16 12 9 11 9 13 34

* Boise (1993:0.0%, 2003:2.1%), Austin (1993:0.0%, 2003:1.9%)

Source: Fortune; McKinsey analysis

Page 38 | G R E A T E R B A Y B A N C O R P

Sustainably Superior Virtues of the Bay Area Economy

Intellectual Capital

Venture Capital

Productivity

Per Capita Income

Exports as Component of GRP

Entrepreneurial Spirit/Quest for Innovation

Page 39 | G R E A T E R B A Y B A N C O R P

Strategic Goals

- Reaching greater critical mass in the Company's market areas.
- Generating increased fee income through cross-selling broader services.
- Continue to diversify revenue stream.
- Proactively mitigate and manage risk.
- Opportunistic market expansion.

Page 40 | GREATER BAY BANCORP

Proactively Mitigate and Manage Risk

Continual enterprise-wide risk management.

Uncompromising focus on credit quality.

Monitor and manage loan concentration.

Focus on relationships – know our clients.

Proactive interest rate risk management.

Page 41 | G R E A T E R B A Y B A N C O R P

Market Concerns About GBBK

The Northern California economy, the state deficit and the technology industry in Silicon Valley.

Real estate valuations, lease rates and vacancy factors in the San Francisco Bay Area.

Market perception of GBBK’s credit quality and overall risk profile.

Ability to grow loans and sustain core EPS growth.

Deployment of capital – share repurchases, acquisitions, loan growth.

Direction and sensitivity of net interest margin.

Page 42 | G R E A T E R B A Y B A N C O R P

Guidance for the Remainder of 2004

Loan Growth – ranging from the low-single to mid-single digits.

Deposit Growth—core growth in the mid-single digits.

Credit Quality – net charge-offs could range from 60-70 basis points of average loans outstanding.

Net Interest Margin – based on balance sheet trends and the rate sensitivity of the balance sheet, expect margin to be in the 4.40% to 4.50% range.

Page 43 | G R E A T E R B A Y B A N C O R P

Investment Rationale

Well-Positioned for an Economic Upturn

Our franchise provides competitive opportunities.

Asset sensitive balance sheet.

Internal capital generation will support future growth.

Credit metrics are satisfactory.

Increase in fee income from insurance agency and wealth management.

Increased business activity will bring higher commercial loan volume.

Page 45 | G R E A T E R B A Y B A N C O R P

Long Term Shareholder Returns (1)

11/27/96 – 9/30/04

558%

161%

151%

235%

(1) Total shareholder return, including the reinvestment of dividends

0%

200%

400%

600%

800%

‘96

‘97

‘98

‘99

‘00

‘01

‘02

‘03

9/30/04

GBBK

S&P Bank Index

S&P 500

Nasdaq Bank Index

Page 46 | G R E A T E R B A Y B A N C O R P

Appendix

Schedule A – Custom Peer Group

Allfirst Financial, Inc.
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Bremer Financial Corporation
Central Bancompany
Citizens Banking Corporation
City National Corporation
Colonial BancGroup, Inc.
Commerce Bancorp, Inc.
Commerce Bancshares, Inc.
Community First Bankshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
FBOP Corporation
First Banks, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First National of Nebraska, Incorporated
Firstbank Holding Company of Colorado
FirstMerit Corporation
Fulton Financial Corporation
Greater Bay Bancorp
Hibernia Corporation
Hudson United Bancorp
International Bancshares Corporation
Mercantile Bankshares Corporation
Old National Bancorp
Provident Financial Group, Inc.
RBC Centura Banks, Inc.
Riggs National Corporation
Sky Financial Group Inc.
South Financial Group, Inc. (The)
Southwest Bancorporation of Texas, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corp.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation

Page 48 | GREATER BAY BANCORP